Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

AMENDMENT TO THE ALLIANCE AGREEMENT

This Amendment, dated as of April     , 2008, between Monster, Inc. (“Monster”) and iHispano.com, LLC (“iHispano”) amends the Alliance Agreement dated as of December 4, 2007 between Monster and iHispano (“Alliance Agreement”). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Alliance Agreement. Section references herein, if any, shall refer to Section references in the Alliance Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Monster and iHispano hereby agree to amend the Alliance Agreement as follows:

1. Section 1 of the Alliance Agreement is hereby amended by adding the following definitions in alphabetical order:

“Adjusted Guarantee Amount” means, for any calendar quarter, an amount equal to the Guarantee Amount with respect to that quarter, provided, however, such amount shall be reduced by [***] percent ([***]%) for any quarter if the Quarterly Applies to Job Postings Ratio for that quarter is less than [***].

“Apply” means when a user on the iHispano Website or any Ramped iHispano Channel:

(i) completes an on-platform (internal) apply, where the user submits a resume during the application process on the iHispano Website or Ramped iHispano Channels; or

(ii) clicks on an embedded link within the body of the job description and is directed to an application process outside of the iHispano Website and Ramped iHispano Channels; or

(iii) clicks on the apply button and is directed to an application process outside of the iHispano Website and Ramped iHispano Channels;

(iv) clicks on an email link in the “contact area” of a job description and is directed to apply by sending an email; or

(v) clicks on any other embedded link, apply button or email link and is directed to an application process associated with a Monster Job Posting.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

The parties acknowledge that all four apply types described above are set on Monster’s end and are transferred to iHispano during the job import process.

“Diversity Media” has the meaning set forth in Section 2(m).

“Diversity Media Network” has the meaning set forth in Section 2(m).

“DMN Partner” means a Third Party that enters into an agreement with iHispano to be part of the Diversity Media Network.

“D&I Products” means Monster Diversity Job Postings, Monster Diversity Resume Search Services and Monster Diversity Media.

“D&I Revenue” means the Gross Recognized Revenue from the sale of D&I Products during the Subsequent Term.

“Gross Recognized Revenue” means the total revenue actually recognized and accrued according to GAAP by Monster, excluding any (a) discounts, rebates and refunds, or (b) taxes, duties and levies in any applicable jurisdiction.

“Initial Period” has the meaning set forth in Section 3(a).

“Monster Diversity Resume Search Services” means Resume Search Services on the Monster Web Site with search results showing flags for the resumes of Diverse Candidates.

“Monster Diversity Media” means recruitment media advertising sold by Monster on the Diversity section of the Monster Web Site, the iHispano Web Site, the iHispano Vertical Channels, or the web sites of DMN Partners or iHispano’s other partners, such as NSHMBA and ALPFA. For the purposes of this Agreement and for calculating D&I Commissions, Monster Diversity Media shall not include any media advertising sold by Monster on the web site of any Third Party other than those listed in the previous sentence.

“Overpayment Amount” means, for any calendar quarter during the Subsequent Period during which the Quarterly Applies to Job Postings Ratio is less than [***] and the Guarantee Amount is greater than the D&I Commission in respect to that quarter, the difference between the Guarantee Amount and the greater of (i) the Adjusted Guarantee Amount or (ii) the D&I Commission in respect to that quarter.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

“Quarterly Applies to Job Postings Ratio” means the total number of Applies for that quarter divided by the daily average number for that quarter of Monster Diversity Job Postings live on the iHispano Website and Ramped iHispano Channels.

“Ramped iHispano Channel” means iHispano Channel that includes Job Postings as of April 1, 2008 and any additional iHispano Channel that is launched with Job Postings or add Job Postings in each case effective three (3) months following such launch or addition of Job Postings.

“Subsequent Period” means the period from April 1, 2008 through the end of the Term.

2. The definition of “Guarantee Amount” in Section 1 of the Alliance Agreement is hereby deleted in its entirety and replaced with the following:

“Guarantee Amount” means the following amounts for each of the following periods:

The Initial Period	$ [***] per month
April 1, 2008-December 31, 2008	$ [***] ($ [***] per month)
January 1, 2009-December 31, 2009	$ [***] ($ [***] per month)
January 1, 2010-December 31, 2010	$ [***] ($ [***] per month)

3. Section 2 of the Alliance Agreement is hereby amended by adding the following Section 2(m):

“(m) Diversity Media Network. iHispano will use commercially reasonable efforts to develop and maintain a media partner network (the “Diversity Media Network”) for Monster Diversity recruitment media advertising (“Diversity Media”). Development of the Diversity Media Network will include iHispano finding and evaluating potential DMN Partners to enter into agreements with Monster (or with iHispano, subject to Monster’s prior written consent) pursuant to which each DMN Partner will grant Monster the right to sell Diversity Media on the website of the DMN Partner and agree to accept such Diversity Media through the Diversity Media Network; provided, however, that Monster shall be solely responsible to pay each DMN Partner for the Diversity Media run on the website of such DMN Partner pursuant to the terms of the agreement between such DMN Partner and Monster (or iHispano). Monster will use commercially reasonable efforts to support iHispano in the development of the Diversity Media Network. iHispano will also use commercially reasonable efforts to encourage DMN Partners to become iHispano Partners and accept Monster Diversity Job Postings, subject to the prior written approval by Monster of each new iHispano Partner and Section 2(i) of this Agreement. Maintenance of the Diversity Media Network will include iHispano fulfilling the sales by Monster of Diversity Media on the Diversity Media Network, including without limitation the activities set forth on Exhibit D to this Agreement.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

4. Section 2 of the Alliance Agreement is hereby amended by adding the following Section 2(n):

“(n) Privacy Policy. The lead in page of each of the iHispano Web Sites and each of the iHispano Vertical Channels shall include a disclaimer that reads substantially as follows: “The career sections of this site are co-branded by Monster, Inc. and iHispano.com, LLC. The information you submit (including your resume) may be collected and used by each of Monster and iHispano, subject to the Monster Privacy Policy available at www.monster.com and the iHispano Privacy Statement available at www.ihispano.com.” iHispano shall maintain privacy policies for the iHispano Web Site and iHispano Vertical Channels that (i) reflect the use of iHispano Career Data by Monster described in this Agreement and (ii) are at least as restrictive as the Monster Privacy Policy. iHispano further agrees to maintain appropriate physical, technical and administrative safeguards relating to iHispano Career Data.”

5. Section 2 of the Alliance Agreement is hereby amended by adding the following Section 2(o):

“(o) iHispano acknowledges and agrees that a diversity customer of Monster may request that its job postings not be posted on certain iHispano Vertical Channels. iHispano agrees to work with Monster and use commercially reasonable efforts to ensure that such posting is not posted on such iHispano Vertical Channels and to provide confirmation relating thereto.”

6. Section 3 of the Alliance Agreement is hereby deleted in its entirety and replaced with the following:

“3. Commissions.

(a) Initial Period Commissions. This Section 3(a) shall only apply to the period from November 30, 2007 through March 31, 2008 (the “Initial Period”). In partial consideration of the rights granted to Monster hereunder, Monster shall pay iHispano the Jobs Commission Rate of Jobs Revenue (the “Jobs Commission”) during the Initial Period; where the “Jobs Commission Rate” shall vary by each calendar month during such calendar quarter and shall equal (i) [***] percent ([***]%) if, in each such calendar month, there are fewer than [***] unique Applicants in such calendar month or (ii) if there are more than [***] unique Applicants in such calendar month, (A) [***] percent ([***]%) if the number of unique Applicants does not exceed the number of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

Monster Diversity Job Postings in such calendar month and (B) [***] percent ([***]%) if the number of unique Applicants exceeds the number of Monster Diversity Job Postings in such calendar month, pro-rated for any portion of a calendar month. In partial consideration of the rights granted to Monster hereunder, Monster shall pay iHispano [***] percent ([***]%) of Media Revenue (“Media Commission”) during the Initial Period and received by Monster.

(b) Subsequent Period Commissions. This Section 3(b) shall only apply to the Subsequent Period. In partial consideration of the rights granted to Monster hereunder, Monster shall pay iHispano the [***]% of D&I Revenue (the “D&I Commission”) during the Subsequent Period.

(c) Guarantee Amount. In any calendar quarter during the Initial Period, Monster shall pay Jobs Commission at least equal to the Guarantee Amount with respect to such quarter. In any calendar quarter during the Subsequent Period, Monster shall pay D&I Commission at least equal to the Adjusted Guarantee Amount with respect to such quarter.

(c) Payments to iHispano Partners. iHispano shall be solely responsible for making payments to iHispano Partners (including NSHMBA and ALPFA) and its other partners, out of the Commissions paid by Monster hereunder; provided, however, for the avoidance of doubt, that Monster shall remain solely responsible to pay for its own media advertising run on the websites of such iHispano Partners and other partners of iHispano.”

7. Section 4(b) of the Alliance Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Quarterly Report; Payments. During the Term of this Agreement, following the last day of each month, iHispano will send Monster an invoice for an amount equal to the monthly Guarantee Amount. Monster shall pay iHispano the invoiced amount within thirty (30) days of the receipt of the invoice. Within forty-five (45) days of the end of each calendar quarter during the Initial Period (and any period thereafter during which Monster receives Media Revenue, as the case may be), Monster will deliver to iHispano a report summarizing the amount of Jobs Commissions and Media Commissions accrued during such calendar quarter, each separately identified, together with payment of the excess of Jobs Commissions over the Guarantee Amount and Media Commissions in respect of such calendar quarter. Within forty-five (45) days of the end of each calendar quarter during the Subsequent Period, subject to the delivery by iHispano to Monster of the data necessary to calculate D&I Commissions accrued during such calendar quarter (including the number of Applies and the daily number of live Monster Diversity Job Postings), Monster will deliver to iHispano a report summarizing the amount of D&I Commissions accrued during such calendar quarter,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

together with payment of the excess (if any) of D&I Commissions over the Guarantee Amount in respect of such calendar quarter. For any calendar quarter during the Subsequent Period, in the event that the Quarterly Applies to Job Postings Ratio for that quarter is less than [***] and the Guarantee Amount is greater than the D&I Commission in respect to that quarter, Monster shall send iHispano a notice including the Overpayment Amount and iHispano shall deduct the Overpayment Amount from the next monthly invoice submitted to Monster pursuant to the first sentence of this Section 4(b). Any D&I Commissions (including any Guarantee Amount) not paid within fifteen (15) days after such payment is due (other than any portion subject to a bona fide dispute) shall be subject to a late payment charge of percent (10%) on the unpaid balance for each month such balance or a portion thereof remains unpaid.

8. Section 11(f) of the Alliance Agreement is hereby is hereby deleted in its entirety and replaced with the following::

“(f) Assignment. This Agreement may not be assigned hereto, including upon the occurrence of a Change of Control; provided, however, that in the event of a Change of Control with respect to either Party, such Party may assign or transfer this Agreement and its rights hereunder (i) subject to the prior written consent of the other Party, which such consent shall not be unreasonably conditioned, delayed or withheld (and for the avoidance of doubt, such consent may be withheld by Monster if iHispano’s assignee or transferee is a direct competitor of Monster (i.e., engaged in the business of selling job postings online)) and (ii) provided that the assignee or transferee assumes the obligations of such Party hereunder either contractually or as a matter of law.

Except as amended hereby and by any prior amendments to the Alliance Agreement, the Alliance Agreement shall remain in full force and effect in accordance with the terms thereof. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Amendment as of the date first set forth above.

iHISPANO.COM, LLC		MONSTER, INC.

By:	/s/ Rudy Martinez	By:	/s/ Stephen J. Pemberton
Name:	Rudy Martinez	Name:	Stephen J. Pemberton
Title:	CEO	Title:	Chief Diversity Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

Exhibit D

Maintenance of the Diversity Media Network shall include all activities mutually agreed to by Monster and iHispano, including without limitation all of the following. Monster and iHispano agree to develop a Service Level Agreement regarding these activities providing additional detail and service level targets within thirty (30) days of a written request by Monster to develop such Service Level Agreement.

•	pre-sales support as requested by Monster, including prospecting, proposal-building, negotiating, closing, and renewing ad sales;

•	client relationship management, weekly sales pipeline reporting and forecast reporting in a format comparable to the reports as currently provided to the Business;

•	insertion order handling, campaign/flight scheduling and implementation;

•	campaign monitoring and optimization to deliver campaigns fully and support renewals;

•	inventory management to support proposals that are deliverable;

•	client reporting consistent with past performance for that advertiser or similar advertisers;

•	calculation of campaign statistics for month end billing; and

•	Diversity Media Network partner reporting (weekly and month-end, by customer).